IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Aquilasm Group of Funds

                   TAX-FREE FUND OF COLORADO
      380 Madison Avenue, Suite 2300, New York, N Y 10017

                  NOTICE OF ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD
                       ON JUNE 22, 2000


TO SHAREHOLDERS OF THE FUND:

The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Tax-Free Fund of Colorado (the
"Fund") will be held:

Place:    (a)  at the Lawrence C. Phipps Memorial
               Conference Center
               University of Denver
               3400 Belcaro Drive
               Denver, Colorado 80209

Time:          (b)  on June 22, 2000
               at 10:30 a.m. local time;

Purposes: (c)  for the following purposes:

               (i) to elect seven Trustees; each
               Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No.
               1);

               (ii) to ratify (that is, to approve) or
               reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending
               December 31, 2000 (Proposal No. 2);

               (iii) to act upon a proposal to change
               the fundamental policies of the Fund to allow the use of additional nationally recognized statistical rating organizations for rating obligations the Fund may purchase (Proposal No.
               3);

                   (iv) (Holders of Class A Shares and
               Class C Shares only): to act upon a proposal to change the Fund's Distribution Plan to provide for a uniform rate of fees paid (in effect an increase) with respect to the Fund's Class A Shares regardless of Fund asset size (Proposal No.
               4);

               (v) to act upon a proposed new investment advisory and administration agreement which will provide for level payment rates (no reduction) in management fees regardless of Fund asset size
               (Proposal No. 5);

               (vi) to act upon a proposed new sub-advisory agreement which will provide for level payment rates (no reduction) in sub-advisory fees regardless of Fund asset size (Proposal No. 6); and

               (vii) to act upon any other matters
               which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Fund's records at the close of business on April 7, 2000 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





May 22, 2000

PLEASE NOTE:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                    TAX-FREE FUND OF COLORADO
    380 Madison Avenue, Suite 2300, New York, New York 10017
                        PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-5859 toll-free or 212-697-6666.

         The Fund's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser" or "KPM") is KPM Investment Management, Inc., 1700 Lincoln Street, Denver, Colorado 80203.

     This Notice and Proxy Statement are first being mailed on or about May 22, 2000.

     You should read the Proxy Statement prior to voting. Then, you may vote in one of three ways:

     Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on these proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark the box on a proposal, the proxy holders will vote your shares for that proposal.

     Telephone Voting

     To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet Voting

      To vote your shares by the Internet, please contact the Fund at http://proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Fund's Internet address above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter. This policy may make it more difficult to obtain the votes required to approve
Proposals Nos. 3, 4, 5 and 6.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.03; Class C Shares, $10.02; and Class Y Shares, $10.05. The meeting is expected to act upon matters that affect the Fund as a whole: the election of Trustees and the action on proposals No. 2, 3, 5 and 6. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the meeting. On the other hand, Proposal No. 4, which relates to distribution payments out of Fund assets allocated to Class A Shares, affects only the holders of Class A Shares and the holders of Class C shares (because Class C Shares automatically convert to Class A Shares six years after purchase). Accordingly, only holders of Class A Shares and holders of Class C Shares are entitled to vote on Proposal No 4. They will vote separately by class.

                         Voting Summary

All Shareholders voting together

  1.   Election of Trustees
  2.   Selection of Auditors
  3.   Change in Fundamental Policy
  5.   Change in Investment Advisory and Administration Agreement
  6.   Change in Sub-Advisory Agreement

Holders of Class A Shares and Class C Shares only,
Voting Separately by Class

  4. Change in Distribution Plan


     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 18,337,242; Class C Shares, 218,144; and Class Y Shares, 488,925.

     On the record date, the following institutional holders held
5% or more of the Fund's outstanding shares. On the basis of information received from the holders the Fund's management believes that all of the shares indicated are held for the benefit of clients

Name and address    Number of shares         Percent of class
of the holder of
record

Merrill Lynch Pierce
Fenner & Smith,
Jacksonville, FL         1,093,566 Class A        6.0%
                                   Shares

                         18,448    Class C        8.5%
                                   Shares
Paine Webber,
3312 Shore Rd, Fort
Collins, CO              17,220    Class C        7.9%
                                   Shares
First Union
Securities
111 East Kilbourn Ave,
Milwaukee, WI            162,409   Class C        74.4%
                                   Shares
                              (in four accounts)
Haws & Co (a nominee)
c/o Guaranty Bank & Trust,
Denver CO                93,235    Class Y        19%
                                   Shares

Alpine Trust
& Asset Management,
225 N. 5th Street,
Grand Junction, CO       206,090   Class Y        42%
                                   Shares
Linway & Co.,
1740 Broadway,
Denver, CO,              114,407   Class Y        23.4%
                                   Shares

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES
                        (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees and were elected by the shareholders in June, 1999 except for Mr. Cornia, Ms. Herrmann and Mr. Lucking. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as an officer, director and shareholder of the Manager and a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other.

     In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado (this Fund), Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

     Described in the following material are the name, address, positions with the Fund, age as of the record date and business experience during at least the past five years of each nominee and each officer of the Fund. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.



Name, Position           Business Experience
with the Fund,
Address, Age,
Shares owned


Lacy B. Herrmann*        Founder and Chairman of the Board of Aquila
Chairman of the          Management Corporation, the sponsoring
Board of Trustees        organization and Manager or Administrator
380 Madison Avenue       and/or Adviser or Sub-Adviser to the
New York, New York       Aquila Money-Market Funds, the Aquila Bond
10017                    Funds and the Aquila Equity Funds,
Age: 70                  and Founder, Chairman of the Board of Trustees
Shares Owned: 212        and (currently or until 1998) President of each
                         since its establishment, beginning in
                         1984; Director of Aquila Distributors,
                         Inc., distributor of the above funds,
                         since 1981 and formerly Vice President
                         or Secretary, 1981-1998; President and a
                         Director of STCM Management Company,
                         Inc., sponsor and sub-adviser to Capital
                         Cash Management Trust; Founder and
                         Chairman of several other money market
                         funds; Director or Trustee of OCC Cash
                         Reserves, Inc. and Quest For Value
                         Accumulation Trust, and Director or
                         Trustee of Oppenheimer Quest Value Fund,
                         Inc., Oppenheimer Quest Global Value
                         Fund, Inc. and Oppenheimer Rochester
                         Group of Funds, each of which is an open-
                         end investment company; Trustee of Brown
                         University, 1990-1996 and currently
                         Trustee Emeritus; actively involved for
                         many years in leadership roles with
                         university, school and charitable
                         organizations.

Tucker Hart Adams       President of The Adams Group, Inc.,
Trustee                 an economic consulting firm, since
4822 Alteza Drive       1989; Trustee of Tax-Free Fund
Colorado Springs        of Colorado (this Fund) since 1989 and
Colorado 80917          of Aquila Rocky Mountain Equity Fund
Age: 62                 since 1993; Vice President of United Banks of
Shares Owned: 392       Colorado, 1985-1988; Chief Economist of United
                        Banks of Colorado, 1981-1988; director
                        of the Montana Power Company, of the
                        Colorado Health Facilities Authority and
                        the University of Colorado Foundation;
                        formerly director of University
                        Hospital; currently or formerly an
                        officer or director of numerous
                        professional and community
                        organizations.

Gary C. Cornia          Professor and Associate Dean of
Trustee                 the Marriott School of Management,
577 East 1090 North     Brigham Young University, since 1991;
Orem, Utah 84057        Associate Professor, 1985-1991;
Age: 51                 Assistant Professor, 1980-1985;
Shares Owned: 407(1)    Commissioner of the Utah Tax
                        Commission, 1983-1986; Director of the
                        National Tax Association, 1990-1993;
                        Chair of the Governor's Tax Review
                        Committee since 1993; Faculty Associate
                        of the Land Reform Training Institute,
                        Taipei, Taiwan and The Lincoln
                        Institute of Land Policy, Cambridge,
                        Massachusetts.


Diana P. Herrmann *     President and Chief Operating Officer of
Trustee and             the Manager/Administrator since 1997, a
President               Director since 1984, Secretary since 1986
380 Madison Avenue      and previously its Executive Vice
New York, New York      President, Senior Vice President
10017                   or Vice President, 1986-1997;
Age: 42                 President of various Aquila Bond and
Shares Owned: 509(1)    Money-Market Funds since 1998; Assistant
                        Vice President, Vice President, Senior
                        Vice President or Executive Vice
                        President of Aquila Money-Market, Bond
                        and Equity Funds since 1986; Trustee of
                        a number of Aquila Money-Market, Bond
                        and Equity Funds since 1995; Trustee of
                        Reserve Money-Market Funds, 1999-2000
                        and of Reserve Private Equity Series,
                        1998-2000; Assistant Vice President and
                        formerly Loan Officer of European
                        American Bank, 1981-1986; daughter of
                        the Fund's Chairman; Trustee of the
                        Leopold Schepp Foundation (academic
                        scholarships) since 1995; actively
                        involved in mutual fund and trade
                        associations and in college and other
                        volunteer organizations.

(1) Purchased subsequent to the record date.

John C. Lucking         President, Econ-Linc, an
Trustee                 economic consulting firm,
7537 North Central Avenue  since 1995; Consulting
Phoenix, Arizona 85020  Economist, Bank One Arizona
Age: 56                 (formerly Valley National Bank of
Shares owned: 997       Arizona) 1994-1996; Chief Economist,
                        Valley National Bank of Arizona, 1987-
                        1994; Municipal bond analyst and
                        government securities institutional
                        sales representative, Valley National
                        Bank of Arizona, 1984-1987; Financial
                        Analyst, Phelps Dodge Corporation (a
                        mining company) 1980-1984; Director of
                        New Mexico and Arizona Land Company
                        since 1993; Director of Northern Arizona
                        University Investment Committee since
                        1997; Director SANU Resources and SHRI
                        (privately held mining and exploration
                        companies) since 1996; Director: Arizona
                        Historical Foundation and The Arizona
                        Mining and Mineral Museum Foundation.
                        Member: Joint Legislative Budget
                        Committee Economic Advisory Panel;
                        Western Blue Chip Economic Forecast
                        Panel; The Economic Club of Phoenix; The
                        Arizona Economic Roundtable; The
                        National Association of Business
                        Economists and the National Association
                        of Corporate Directors.


Anne J. Mills           Vice President for Business Affairs
Trustee                 of Ottawa University since 1992;
167 Glengarry Place     IBM Corporation, 1965-1991; Budget
Castle Rock             Review Officer of the American
Colorado 80104          Baptist Churches/USA, 1994-1997;
Age: 61                 Director of the American Baptist Foundation,
Shares Owned: 5,757     1985-1996 and since 1998; Trustee of Brown
                        University, 1992-1999; Trustee of
                        Churchill Cash Reserves Trust since
                        1985, of Tax-Free Trust of Arizona since
                        1986, of Churchill Tax-Free Fund of
                        Kentucky, Tax-Free Fund of Colorado
                        (this Fund)and Capital Cash Management
                        Trust since 1987 and of Tax-Free Fund
                        For Utah since 1994.

J. William Weeks        Trustee of Narragansett Insured
Trustee                 Tax-Free Income Fund and of Tax-
210 Jamaica Lane        Free Fund of Colorado (this Fund) since 1995;
Palm Beach, FL 33480    Senior Vice President of Tax-Free Fund
Age: 72                 of Colorado and Narragansett Insured
Shares owned: 600       Tax-Free Income Fund, 1992-1995; Vice
                        President of Hawaiian Tax-Free Trust,
                        Tax-Free Trust of Arizona, Tax-Free
                        Trust of Oregon and Churchill Tax-Free
                        Fund of Kentucky, 1990-1995; Senior
                        Vice President or Vice President of the
                        Bond Funds and Vice President of Short
                        Term Asset Reserves and Pacific Capital
                        Cash Assets Trust, 1984-1988; President
                        and Director of Weeks & Co., Inc.,
                        financial consultants, 1978-1988;
                        limited partner and investor in various
                        real estate partnerships since 1988;
                        Partner of Alex. Brown & Sons,
                        investment bankers, 1966-1976; Vice
                        President of Finance and Assistant to
                        the President of Howard Johnson
                        Company, a restaurant and motor lodge
                        chain, 1961-1966; formerly with Blyth &
                        Co., Inc., investment bankers.


Jerry G. McGrew         President of Aquila Distributors,
Senior Vice President   Inc. since 1998, Registered
5331 Fayette Street     Principal since 1993, Senior Vice
Houston, TX 77056       President, 1997-1998 and Vice
Age: 55                 President, 1993-1997; Senior Vice
                        President of Aquila Rocky Mountain
                        Equity Fund since 1996; Senior Vice
                        President of Churchill Tax-Free Fund of
                        Kentucky since 1994, and of Tax-Free
                        Fund of Colorado(this Fund) and Tax-Free
                        Fund For Utah since 1997; Vice President
                        of Churchill Cash Reserves Trust since
                        1995; Registered Representative of
                        J.J.B. Hilliard, W.L. Lyons Inc., 1983-
                        1987; Account Manager with IBM
                        Corporation, 1967-1981; Gubernatorial
                        appointee, Kentucky Financial
                        Institutions Board, 1993-1997; Chairman,
                        Total Quality Management for Small
                        Business, 1990-1994; President of
                        Elizabethtown/Hardin County, Kentucky,
                        Chamber of Commerce, 1989-1991;
                        President of Elizabethtown Country Club,
                        1983-1985; Director-at Large, Houston
                        Alliance for the Mentally Ill (AMI),
                        since 1998.

James M. McCullough     Senior Vice President of Aquila
Senior Vice President   Distributors, and of Aquila
1750 Aspen Court        Cascadia Equity Fund, Aquila
Lake Oswego, OR         Rocky Mountain Equity Fund,
97034                   Tax-Free Fund of Colorado
Age: 55                 (this Fund) and Tax-Free Trust of
                        Oregon since 1999; Director of
                        Fixed Income Institutional
                        Sales, CIBC Oppenheimer & Co.
                        Inc., Seattle, WA, 1995-1999;
                        Sales Manager, Oregon
                        Municipal Bonds, Kidder,
                        Peabody, Inc., (acquired in
                        1995 by Paine, Webber)
                        Portland, OR, 1994-1995.


Jean M. Smith,          Assistant Treasurer of
Vice President          Bradford Trust Company,
410 17th Street         1977-1978; Staff Supervisor
Suite 1715,             of Wood Struthers & Winthrop,
Denver, Colorado        an investment advisory firm, 1976-1977;
80208                   Client Administrator of Bradford
Age: 55                 Trust Company, 1972-1976.


Jessica L.              Investor Representative with
Wiltshire               Oppenheimer Funds, 1996-1997; Sales
Vice President          Representative for Tax-Free Fund of
8 Inverness Drive East  Colorado (this Fund) and Aquila Rocky
Suite 130, Englewood    Mountain Equity Fund, 1993-1996 and 1997
Colorado 80112          to present.
Age: 29


Rose F. Marotta         Chief Financial Officer of the Aquila
Chief Financial Officer Money-Market, Bond and Equity Funds
380 Madison Avenue      since 1991 and Treasurer, 1981-1991;
New York, New York      formerly Treasurer of the predecessor of
10017                   Capital Cash Management Trust; Treasurer
Age: 75                 and Director of STCM Management Company,
                        Inc., since 1974; Treasurer of Trinity
                        Liquid Assets Trust, 1982-1986 and of
                        Oxford Cash Management Fund, 1982-1988;
                        Treasurer of InCap Management
                        Corporation since 1982, of the Manager
                        since 1984 and of the Distributor since
                        1985.


Richard F. West         Treasurer of the Aquila Money-Market,
Treasurer               Bond and Equity Funds and of Aquila
380 Madison Avenue      Distributors, Inc. since 1992;
New York, New York      Associate Director of Furman Selz
10017                   Incorporated, 1991-1992; Vice
Age: 64                 President of Scudder, Stevens &
                        Clark, Inc. and Treasurer of Scudder
                        Institutional Funds, 1989-1991; Vice
                        President of Lazard Freres
                        Institutional Funds Group, Treasurer of
                        Lazard Freres Group of Investment
                        Companies and HT Insight Funds, Inc.,
                        1986-1988; Vice President of Lehman
                        Management Co., Inc. and Assistant
                        Treasurer of Lehman Money Market Funds,
                        1981-1985; Controller of Seligman Group
                        of Investment Companies, 1960-1980.


Lori A Vindigni         Assistant Vice President of Aquila Management
Assistant Treasurer     Corporation since 1998, formerly Fund Accountant
380 Madison Avenue      for the Aquila Group of Investment Companies
New York, New York      since 1995; Staff Officer and Fund Accountant of
10017                   Citibank Global Asset Management Group of
Age: 33                 Investment Companies, 1994-1995; Fund
                        Accounting Supervisor of Dean Witter Group of
                        Investment Companies, 1990-1994; BS Kean
                        College of New Jersey, 1990.

Edward M. W. Hines      Partner of Hollyer Brady Smith Troxell
Secretary               Barrett Rockett Hines & Mone LLP,
551 Fifth Avenue        attorneys, since 1989 and counsel,
New York, New York      1987-1989; Secretary of the Aquila
10176                   Money-Market, Bond and Equity Funds since1982;
Age: 60                 Secretary of Trinity Liquid Assets Trust,1982-
                        1985 and Trustee of that Trust, 1985-
                        1986; Secretary of Oxford Cash
                        Management Fund, 1982-1988.

John M. Herndon         Assistant Secretary of the Aquila Money-
Assistant Secretary     Market, Bond and Equity Funds since 1995
380 Madison Avenue      and Vice President of the Aquila Money-
New York, New York      Market Funds since 1990; Vice President of
10017                   the Manager since 1990; Investment Services
Age: 60                 Consultant and Bank Services Executive
                        of Wright Investors' Service, a
                        registered investment adviser, 1983-
                        1989; Member of the American Finance
                        Association, the Western Finance
                        Association and the Society of
                        Quantitative Analysts.


    The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 1999, the Fund paid a total of $69,817 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

    The Fund is one of the 15 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                              Compensation        Number of
                              from all            boards on
               Compensation   funds in the        which the
               from the       Aquilasm            Trustee
Name           Fund           Group of Funds      serves

Tucker H.
Adams          $9,544         $11,703             2

Gary C. Cornia      0         $6,108              1

John C.
Lucking             0         $9,850              1

Anne J.
Mills          $8,427         $35,850             6

J. William
Weeks          $8,411         $13,858             2

     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of March 31, 2000, these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended December 31, 1999 the Fund paid $1,053,534 in fees to the Manager.

     During the fiscal year ended December 31, 1999 $101,231 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to Class A Shares, of which $4,616 was retained by the Distributor. During the same periods, $12,680 was paid under Part II of the Plan to Qualified Recipients with respect to Class C Shares, of which $7,538 (including amounts retained under the Fund's Shareholder Services Plan) was retained by the Distributor. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of 15 funds (six money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana
P. Herrmann and the balance by a former officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held two meetings during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 2)

     KPMG LLP, which is currently serving as the Fund's auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 2000. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                    ACTION REGARDING A CHANGE
               IN THE FUND'S FUNDAMENTAL POLICIES
                 TO ALLOW THE USE OF ADDITIONAL
     NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS
          FOR RATING OBLIGATIONS THE FUND MAY PURCHASE
                        (Proposal No. 3)

     Since beginning operations, the Fund has had a fundamental policy that defines the "investment-grade" securities the Fund may purchase as those rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined to be of comparable quality.

     When this fundamental policy was put in place Moody's and S&P were essentially the only nationally recognized statistical rating organizations ("NRSROs") with respect to municipal obligations. In recent years, other organizations, notably Fitch IBCA, Inc. ("Fitch"), have become active in rating municipal obligations. Municipal bond issuers pay to have their bonds rated and there is competition among the NRSROs. If an issuer chooses to have its bonds rated by an NRSRO other than Moody's or S&P, the current fundamental policy of the Fund has the effect of requiring the Fund either to forego purchasing the bonds because they are not rated by Moody's or S&P or to treat them as "unrated" when in fact they do have ratings assigned by an NRSRO. Both results distort the clear intent of the policy.

     Accordingly the Board of Trustees has determined that it would be in the best interest of the Fund and its shareholders to change the fundamental policy so that the ratings used to define "investment-grade" securities would include those assigned by any NRSRO approved from time to time by the Board of Trustees.

     At the present time, if the proposed change is adopted, the Board of Trustees will approve Fitch in addition to Moody's and S&P. The Board of Trustees has determined that the standards Fitch employs in rating bonds are comparable to those of Moody's and S&P and that bonds in the four highest categories rated by Fitch are of comparable quality to those similarly rated by Moody's and S&P.

Action Requested

    The Board of Trustees recommends that the proposed change in the Fund's fundamental policies described above be approved.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three classes of shares.

     If this proposal is not approved, the Board of Trustees will consider appropriate action, which could include continuing with the present policies or calling another meeting of shareholders.

     The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxy holders will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.

              BACKGROUND AND REASONS FOR
           PROPOSALS NO. 4, NO.5 and NO. 6

         Proposals 4, 5 and 6 taken together are intended to enable the Fund to meet more effectively the competitive challenges of other Colorado-oriented municipal bond funds. These proposals are intended to result in retention of existing Fund assets and possible growth of those assets through increased sales while at the same time assuring the Fund continued high quality administrative and local portfolio management services. Retaining and increasing Fund assets is potentially beneficial to shareholders because it allows spreading of some of the Fund's operating expenses over a larger asset base than might otherwise be the case and provides opportunities for the Fund to acquire advantageously additional municipal securities. Asset retention tends to increase when ongoing service fees are used to promote satisfaction on the part of shareholders and their brokers or other intermediaries, since these fees recognize and encourage the furnishing of services to shareholders after share purchase. There is no assurance, however, that these measures will result in increased Fund assets.

         Proposals 4, 5 and 6 are designed to operate together to meet the concerns described below. Accordingly, the proposed new (Amended and Restated) Investment Advisory and Administration Agreement, the proposed new Sub-Advisory Agreement and the proposed amendment to the Distribution Plan to permit payment of an increased service fee will go into effect only if the shareholders approve each of Proposals 4, 5 and 6. If these proposals are not approved, the Board of Trustees will consider what further action is appropriate to maintain and enhance the competitive position of the Fund to protect the interests of present and future investors in the Fund, which could include continuing with the present arrangements.

         The combined effect of the changes contemplated by Proposals 4, 5 and 6 will be to authorize management and service fees with respect to Class A Shares at the aggregate annual rate of 0.65 of 1% instead of the current 0.55 of 1%. While the management fee will be 0.50 of 1% for all classes and asset levels, the actual rate of the service fee for Class A Shares will be as authorized from time to time by the Board of Trustees (up to 0.15 of 1% of "Class A assets," that is, its average annual net assets represented by Class A Shares). There is no current intention to increase the service fee rate for Class A Shares above 0.05 of 1%. Accordingly, until the Board decides to increase the service fee, aggregate management and service fees with respect to Class A Shares will remain at current levels.


     The annual fee rates as a percentage of average annual net assets that the Fund pays currently and as they will be if the proposals are approved and implemented are illustrated by the following table:

                           Current          If Proposals
                           Arrangements     are approved

Annual Management Fee Rates
On Fund assets up
to $250 million:         0.50 of 1%          0.50 of 1%

On Fund assets
above $250 million:      0.40 of 1%          0.50 of 1%

Annual Class A Service Fee Rates

On Class A assets
up to $250 million:      0.05 of 1%          up to 0.15
                                             of 1%

On Class A assets
above $250 million:      up to 0.15 of 1%    up to 0.15
                                             of 1%



Discussion of the Changes Proposed

     The Fund, which commenced operations in 1987, was one of the early open-end mutual funds investing primarily in high-quality, investment grade Colorado municipal obligations. It is designed to offer Colorado residents, through an investment in the Fund, the opportunity to enjoy the conveniences and features of a mutual fund while participating in the advantages of the high level of safety and the double tax-free income of municipal obligations of Colorado issuers. Since 1987, the Fund has invested in an increasing number and variety of high quality municipal projects throughout the State, and has thereby contributed to the economic development and quality of life of Colorado residents.

     Since that date, numerous other Colorado open-end municipal bond mutual funds have become available to Colorado residents, thereby creating a highly competitive environment for the Fund.

         The Fund has grown since inception to a current total net asset size of approximately $200 million. Growth in assets has enabled the Fund to achieve economies of scale in its operations. This has contributed over the years to a relatively low per-share rate of Fund operating expenses, which in turn has produced higher investment returns to the Fund's shareholders while at the same time permitting the Fund to provide an increased level of service by extending and improving its range of operating features.

         In the spring of 1994, The Board of Trustees determined that in order for the Fund to be of most benefit to its shareholders it must maintain a strong competitive posture. The Board of Trustees, with assistance of management of the Fund, reviewed carefully the features of other open-end municipal bond mutual funds directed toward Colorado investors as they may affect the ability of the Fund to continue to offer a variety of advantages to its current shareholders and to prospective investors. In connection with this review the Trustees determined that increasing the assets of the Fund through net sales of Fund shares and reinvestment of dividends could enable the Fund to continue to purchase the best new and existing Colorado municipal obligations, which in turn would benefit the yield and safety features of the Fund for its shareholders. They were also aware of the potential benefit that continued growth could have on the Fund's expense ratio.

     The Trustees determined that conversely a decrease of Fund assets caused by net redemptions of shares of the Fund can cause the sale of portfolio securities for reasons other than sound investment management and at times which may be inopportune in the market and therefore can be detrimental to the Fund's shareholders. Such a decrease in the assets of the Fund can result in a higher operating expense ratio for the Fund, which could lessen the net yield to shareholders.

         Consequently, the Board of Trustees of the Fund determined that it was desirable to take certain actions to enhance the competitive position of the Fund with a view to retaining and possibly increasing the assets of the Fund, while at the same time protecting the interests of present and future investors in the Fund. The Board of Trustees proposed and in June 1994 the shareholders of the Fund approved changes in the Fund's Distribution Plan which would allow payment of a service fee at the annual rate of 0.05 of 1% of the Fund's average annual net assets up to $250 million and at the rate of 0.15 of 1% with respect to net assets of the Fund above that amount. To offset the higher service fee at asset levels above $250 million, the Manager and Sub-Adviser each agreed to changes in their agreements which reduced combined management fees from 0.50 of 1% of average annual net assets to 0.40 of 1% of such assets, with respect to assets of $250 million or more. Since payments under the plan began on July 1, 1994, the assets of the Fund have never exceeded $250 million, so that no service fee payments at the higher rate have been made.

         In 1995 the Board of Trustees proposed to the Fund's shareholders that the permitted service fee rate with respect to Fund assets below $250 million be raised from 0.05 of 1% to 0.15 of 1% as well, so that the rate would be 0.15 of 1% at all asset levels. Again the Manager and Sub-Adviser agreed to management fee reductions that would have offset this increase in service fees below the $250 million level. However, the officers of the Fund, in reviewing the competitive position of the Fund and the various means of maintaining that position, have since 1995 regularly determined that the increase in service fee payments and corresponding decrease in management fees with respect to asset levels below $250 million were not practical, so that the authorized increase in service fee expenditures, and the related reduction of management fees, have never been implemented.

         The Board of Trustees continues to believe that an increase in service fee payments with respect to Class A Shares could benefit the Fund in circumstances that may well arise in the near future. However, it has reviewed the reasons for coupling a decrease in management fees with authorized service fee expenditures and determined that those reasons no longer support what is in effect a forced subsidization by the Manager and the Sub-Adviser of a portion of the Fund's expenses. As to the Sub-Adviser's portion of such subsidization, it has become increasingly evident to the Board that the level of compensation that a sub-adviser would then receive is unlikely in the future to attract and retain investment management services of the quality that the Fund has enjoyed. As to the portion of its fee that the Manager does not pass through to the Sub-Adviser, the costs of providing its customary services to the Fund, which have risen and are expected to continue to do so, mean that the burden that such subsidization would create is rising, particularly if the Sub-Adviser is not asked to share that burden.

         Furthermore, the reductions in management fees were structured in 1994 to offset service fees paid from the assets of the Fund as a whole. However, since the Fund adopted a multi-class structure in 1996, the service fees for which change is being proposed have applied to the assets of one class only - Class A; the other classes have other arrangements (or, in the case of Class Y, no arrangement) under the Fund's Distribution Plan.

         Thus the original intent in 1994 of instituting reductions in one fund-wide expense (management fees) to offset an increase in another fund-wide expense (service fees paid from the assets of the Fund as a whole) is not now served by such reductions. Accordingly, the Board of Trustees, after full review of the level of services provided by the Manager and the Sub-Adviser, the Fund's current and potential expense levels in relation to the market place, and of other relevant factors, is recommending an increase in the permitted level of Class A service fee payments at asset levels below $250 million. It is also recommending to the Fund's shareholders that the provisions in the Manager's and Sub-Adviser's agreements requiring reductions to offset Class A service fee expenditures be eliminated. Thus the management fee will be 0.50 of 1% at all asset levels.

         In considering this matter, the Board of Trustees took into account the Fund's expense ratio, that is, the ratio of its expenses to average net assets. It noted that for the calendar and fiscal year 1999, the Fund's expense ratio of 0.75 of 1% for Class A Shares compared to the median for similar funds of 0.86 of 1% while the average was 0.84 of 1%. Thus, the Fund's ratio was lower than that of other funds of its product type and size range. Were the entire 0.15 of 1% service fee to be paid and the Fund's expense ratio increased accordingly, the Fund's expense ratio would still fall within the mid-range of similar funds. This analysis was based upon a review of data prepared by Financial Research Corporation as of February 29, 2000 for shares with an initial sales charge of state-specific funds ranging in size from $100 to $250 million in asset size.

         If Proposals 4, 5 and 6 are approved, the upper limit for the aggregate rate of management and service fees for Class A
Shares would rise from 0.55 of 1% to 0.65 of 1% of average annual net assets.

         For the reasons set forth above, at an in-person meeting called and held for the purpose in April 2000, the unanimous Board of Trustees, including a majority of the Trustees who are not parties to the Advisory and Administration Agreement or the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), voted to approve the proposed amendment to the Fund's Distribution Plan and the new Advisory and Administration Agreement. The Board of Trustees approved the Sub-Advisory Agreement at a telephone meeting and will again consider it immediately preceding the Meeting at an in-person meeting, when approval of the Sub-Advisory Agreement by a like vote is anticipated. If not so approved, the Sub-Advisory Agreement will not be voted upon at the Meeting, and the Board will consider what additional steps, if any, are appropriate.

    ACTION ON AMENDMENT TO THE FUND'S 12b-1 PLAN (DISTRIBUTION
PLAN) WHICH WILL PROVIDE FOR A UNIFORM RATE OF FEES PAID (IN
EFFECT AN INCREASE) WITH RESPECT TO ALL FUND ASSETS REPRESENTED
BY CLASS A SHARES (Proposal No. 4)

         The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV). Proposal No. 4 affects only Part I of the Plan relating to Class A Shares. The Plan was adopted on July 1, 1994 and last amended in 1998 when Part III was added. The Plan was last approved by the Board of Trustees in March, 2000. Only holders of Class A Shares and holders of Class C Shares (which automatically convert into Class A Shares 6 years after purchase) will vote on Proposal No. 4.


         As stated above, Proposals 4, 5 and 6 are designed to operate together. Accordingly, the following proposed amendment to the Distribution Plan to permit payment of an increased Class A service fee will go into effect only if the shareholders approve each of Proposals 4, 5 and 6. If these proposals are not all approved, the Board of Trustees will consider what further action is appropriate to maintain and enhance the competitive position of the Fund to protect the interests of present and future investors in the Fund, which could include continuing with the present arrangements.

         Proposal No. 4 will allow the Fund to make service fee payments under its Distribution Plan at the annual rate of up to
0.15 of 1% of all of its "Class A assets" (that is, its average annual net assets represented by Class A Shares), instead of being limited to a rate of 0.05 of 1% with respect to Class A assets up to $250 million and the full 0.15 of 1% only with respect to assets above that amount. The assets of the entire Fund are currently approximately $200 million and have never reached $250 million.

         The Fund has been paying Class A service fees at the rate of 0.05 of 1% of Class A assets since July 1, 1994. Even if the higher rate of payments with respect to Class A assets of $250 million or less is approved by the shareholders, there is no current intention to increase the payments above 0.05 of 1%. The actual rate will be as authorized from time to time by the Board of Trustees (up to the .15 of 1% limit).

Proposed Changes in Provisions of the Plan Relating to Class A
Shares  (Part I)

         Part I of the Plan provides generally for payments, out of the assets of the Fund allocable to Class A Shares, to broker-dealers or others selected by the Fund's Distributor that have rendered assistance in the distribution and/or retention of Class A Shares or servicing of shareholder accounts with respect to such shares.

         The only change to Part I of the Plan will be elimination of the provision that limits the rate of payments under the Plan with respect to Class A Shares to 0.05 of 1% of the average annual net assets of the Fund represented by Class A Shares up to $250 million and thus currently allows payments at the rate of 0.15 of 1% of such net assets only above $250 million. The shareholders of the Fund previously approved a change in the Distribution Plan that would allow payments at the annual rate of 0.15 of 1% of all of the average annual net assets of the Fund represented by Class A Shares; however, that change was conditioned on a simultaneous reduction of management fees so that the aggregate cost would remain at the rate of 0.55 of 1%. Implementation of that change, which was to have taken place on October 1, 1996, was indefinitely postponed and for the reasons described above has been found to be impractical. Proposal No. 4 (together with proposals No. 5 and No. 6.) seeks approval of service fee payments with respect to Class A Shares at the annual rate of 0.15 of 1% of all of the annual net assets of the Fund represented by Class A Shares without a simultaneous reduction of management fees. Part I as proposed to be amended is set forth in full in Appendix A.

          The following table shows the fees and expenses of Class A Shares of the Fund (1) as disclosed in the Fund's current prospectus and (2) on a pro forma basis as they would be with the proposed increase in the service fee. (It is currently contemplated that the full amount of the proposed increase will not be authorized by the Board of Trustees in the foreseeable future.)



     FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                   Class A   Class A
                                   Shares    Shares
                                             (pro forma)
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)     4.00%          4.00%

Maximum Deferred Sales Charge (Load)    None(1)        None (1)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price)......None         None
Redemption Fees...........................None         None
Exchange Fees.............................None         None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets) (2,3)

Management Fees...........................0.50%        0.50%
Distribution and/or Service (12b-1)Fee....0.05%        0.15%(3)
All Other Expenses .......................0.21%        0.21%
Total Annual Fund
 Operating Expenses ......................0.76%        0.86%(3)

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and 0.50 of 1% during the third and fourth years after purchase.

(2) Does not reflect a 0.01% offset in Fund expenses received in the year ended December 31, 1999 for uninvested cash balances.
Reflecting this offset for that year, all other expenses and total annual Fund operating expenses were 0.20% (pro forma:
0.20%) and 0.75% (pro forma: 0.85%), respectively, for Class A
Shares.

(3) Management does not plan to propose, and the Board is not considering authorizing, an increase in Distribution and/or
Service (12b-1) Fee payments above the current level in the fiscal year ending December 31, 2000. If there is no such increase, actual pro forma amounts will be the same as the amounts shown in the first column, so that the Distribution and/or Service (12b-1) Fee will be 0.05 % and Total Annual Fund
Operating Expenses, inclusive of the 0.01% off-set described in the preceding footnote, will be 0.75%. The Board may determine at any time to implement such payments at the full 0.15 rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 year    3 years   5 years   10 years

Class A Shares      $475      $633      $805      $1,305
Class A Shares
(pro forma)         $484      $663      $858      $1,418



Payments Under the Plan with respect to Class A Shares

         During the fiscal years ended December 31, 1999, 1998 and 1997, $101,231, $104,938 and $107,821, respectively, was paid in service fees under Part I of the Plan with respect to Class A Shares, of which $4,616, $4,446 and $4,357,respectively, was retained by Aquila Distributors, Inc., the Fund's Distributor.


Action Requested

    The Board of Trustees recommends that the proposed change in
Part I of the Fund's Distribution Plan described above be approved.

Vote Required

        The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding Class A Shares of the Fund is required for the approval of this Proposal No. 4.

        Holders of Class C Shares, which currently convert automatically into Class A Shares six years after purchase, are also entitled to vote as a separate class on the proposed increase in Class A service fees; if Proposal No. 4 is approved by the Class A shareholders and (together with Proposals 5 and 6) is adopted, but does not also receive the favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding Class C Shares of the Fund, then the Fund will create a new class of shares identical to the current Class A, with an
0.05 of 1% (with respect to assets up to $250 million) limit on service fees, and Class C Shares will automatically convert into the new class of shares, rather than into Class A Shares, six years after purchase. Thus, if the Class C shareholders do not approve the proposed increase in service fees, Class C Shares will retain the right to convert, after the requisite six-year holding period, into a class that does not reflect such an increase.

       ACTION ON A NEW INVESTMENT ADVISORY AND ADMINISTRATION
                            AGREEMENT
 WITH AQUILA MANAGEMENT CORPORATION WHICH WILL PROVIDE FOR LEVEL
  PAYMENT RATES (NO REDUCTION) IN MANAGEMENT FEES REGARDLESS OF
                         FUND ASSET SIZE
                      (PROPOSAL NO. 5)

         As stated above, Proposals 4, 5 and 6 are designed to operate together. Accordingly, the proposed new (Amended and Restated) Investment Advisory and Administration Agreement with Aquila Management Corporation will go into effect only if the shareholders approve each of Proposals 4, 5 and 6. If these proposals are not all approved, the Board of Trustees will consider what further action is appropriate to maintain and enhance the competitive position of the Fund to protect the interests of present and future investors in the Fund, which could include continuing with the present arrangements.

        The new Investment Advisory and Administration Agreement (the "Advisory Agreement") is identical to the current investment advisory and administration agreement except that the annual rate of fees on average annual assets would remain level at 0.50 of 1% regardless of asset size or Class A service fees paid under the Distribution Plan; the current reduction of management fees from
0.50 to 0.40 of 1% for average annual assets over $250 million will be eliminated, in effect increasing management fees above that amount. The current advisory agreement was approved by the shareholders of the Fund in June, 1998 and its renewal was last approved by the Board of Trustees in March, 2000. In the following description, Aquila is referred to as the "Manager."


         During the Fund's last fiscal year, the Manager received $1,053,534 (0.50 of 1% of the Fund's average annual net assets) under the Investment Advisory and Administration Agreement. If the proposed change in management fee had been in effect throughout the year, the amount paid to the Manager would have been the same, because the change relates only to Fund assets above $250 million, a level that the Fund has never reached.

Description of the Investment Advisory and Administration
Agreement

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     The Advisory Agreement provides that, subject to thetermination provisions described below, the Manager may at itsown expense delegate to a qualified organization ("Sub-Adviser"),affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i),(ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of theInvestment Company Act of 1940. The Manager will continue to delegate all of such functions to KPM under the proposed Sub-Advisory Agreement.

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors
and principal underwriter, including the     negotiation of
agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. See Proposal No. 6.

     The Advisory Agreement provides that the Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions thereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund shall bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

     Under the Advisory Agreement, the Fund will pay to the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value.

     The Advisory Agreement provides that the Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

     The Advisory Agreement provides that it will become effective on the date of its approval by the shareholders of the Fund and will, unless terminated as hereinafter provided, continue in effect until the April 30 next preceding the second anniversary of the effective date of the Advisory Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Advisory Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940
Act) of the Advisory Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% of such net asset value.

    Other Information About Aquila

         Aquila, founded in 1984, is controlled by Mr. Lacy B.
Herrmann (directly, through a trust and through share ownership by his wife). Aquila's shares are owned as follows:

     Elizabeth B. Herrmann                             27.5%
     Lacy B. Herrmann                                  25%
     Elizabeth B. Herrmann
     1993 Annuity Trust                                40%

The balance of its shares are owned by other officers and employees.

The names, addresses and principal occupations of the principal executive officer and each director of Aquila are as follows:

Name                     Position with Aquila

Lacy B. Herrmann         Chairman, Chief Executive Officer
                         and Director

Diana P. Herrmann        President, Chief Operating Officer
                         and Director

Elizabeth B. Herrmann    Director

     The address of all of these individuals is 380
MadisonAvenue, Suite 2300, New York, NY 10017.


Action Requested

    The Board of Trustees recommends that the proposed Investment
Advisory and Administration Agreement described above be approved.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 5.

     ACTION UPON A PROPOSED NEW SUB-ADVISORY AGREEMENT BETWEEN AQUILA MANAGEMENT CORPORATION AS MANAGER AND KPM INVESTMENT
  MANAGEMENT, INC. AS SUB-ADVISER WHICH WILL PROVIDE FOR LEVEL PAYMENT RATES (NO REDUCTION) IN SUB-ADVISORY FEES REGARDLESS OF
                         FUND ASSET SIZE
                        (PROPOSAL NO. 6)

         As stated above, Proposals 4, 5 and 6 are designed to operate together. Accordingly, the proposed new Sub-Advisory Agreement will go into effect only if the shareholders approve each of Proposals 4, 5 and 6. If these proposals are not all approved, the Board of Trustees will consider what further action is appropriate to maintain and enhance the competitive position of the Fund to protect the interests of present and future investors in the Fund, which could include continuing with the present arrangements.

         The proposed Sub-Advisory Agreement (the "Sub-Advisory Agreement") is identical to the current Sub-Advisory Agreement except that the annual rate of fees on average annual assets would remain level at 0.20 of 1% regardless of asset size or Class A service fees paid under the Distribution Plan; the current reduction of sub-advisory fees from 0.20 to 0.16 of 1% for average annual assets over $250 million will be eliminated, in effect increasing sub-advisory fees above that amount. The current sub-advisory agreement was approved by the shareholders of the Fund in June, 1998 and its renewal was most recently approved by the Board of Trustees in March, 2000.

     The Sub-Advisory Agreement provides that the Manager appoints KPM as Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund. The Sub-Advisory Agreement provides that the Sub-Adviser will act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and will supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

     The Sub-Advisory Agreement provides in general that subject to the direction and control of the Manager and the Board of Trustees of the Fund, the Sub-Adviser shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

     (v) consult with the Manager in connection with its duties thereunder.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser will not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided under the Agreement by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub- Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.20 of 1% of such net asset value.

     The Sub-Advisory Agreement provides that it will become effective when approved by the shareholders of the Fund and shall, unless terminated as thereinafter provided, continue in effect until the April 30 next preceding the second anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

    Other Information about KPM

         KPM is a wholly-owned subsidiary of KFS Corporation, a member of the Mutual of Omaha Companies. The Fund's portfolio is managed in the Sub-Adviser's Denver office. Founded in 1981, the Sub-Adviser provides discretionary equity fixed-income and balanced account management to mutual funds, retirement plans, foundations, endowments and high net worth individuals and currently manages over $647 million of clients' assets.

         Mr. Christopher Johns is the Fund's portfolio manager. Mr. Johns is First Vice President and has been a Vice President of the Sub-Adviser since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Norwest Bank, Denver) when it acted as investment adviser to the Fund. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.


         Mr. Robert Schultz is the back-up portfolio manager and research analyst. He has 10 years' experience with fixed-income securities having worked at John Nuveen & Company and U.S. Bancorp Piper Jaffray in Chicago. He has an MBA from Loyola University (Chicago) and a BS in Finance from Miami University
(Ohio).

         KPM has its primary office at 10250 Regency Circle, Omaha, NE 68114 and its Denver office is located at One Norwest Center, 1700 Lincoln Street, Denver, CO 80203. Since 1983, KPM has been indirectly wholly-owned by Mutual of Omaha Insurance Company, whose principal office is at Mutual of Omaha Plaza, Omaha, NE 68175.

The Chief Executive Officer and directors of KPM are as follows:
                    Position(s)
                    Held with
                    KPM Investment
     Name           Management Inc.     Principal Occupation

Rod Cerny           President, CIO      President, CIO,
                                        KPM Investment
                                        Management, Inc.

John W. Weekly      Director            Chairman and CEO
                                        Mutual of Omaha

L. Jack Peterson    Director            Chairman Emeritus
                                        Of Kirkpatrick
                                        Pettis

John A. Sturgeon    Director            President
                                        Mutual of Omaha

Peter N. Lahti      Director            Chairman, President,
                                        CEO, Kirkpatrick,
                                        Pettis, and KFS
                                        Corporation

     KPM does not act as investment adviser to any investment companies which have similar investment objectives to those of the Fund.



Action Requested

    The Board of Trustees recommends that the proposed Sub-
Advisory Agreement described above be approved.

Vote Required

     The favorable vote of the holders of a majority (as definedin the 1940 Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 6. See Proposal
No. 3 for a description of such a majority.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                             APPENDIX A
                   Distribution Plan - Part I
                 As Proposed to be Amended


        As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.


        Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

        The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

        While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

        Part I originally went into effect when it was approved
(i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

        In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, Rule 12b-1. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class A Plan Agreements entered into thereafter.

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

TAX-FREE FUND OF COLORADO

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on JUNE 22, 2000

PROXY STATEMENT

                     Aquilasm Group of Funds
 TAX-FREE FUND OF COLORADO CLASS-A

          PROXY FOR SHAREHOLDERS MEETING June 22, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of TAX-FREE FUND OF COLORADO (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, June 22, 2000 at the Lawrence C. Phipps Memorial Conference Center, University of Denver, 3400 Belcaro Drive, Denver, CO 80209 at 10:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.
     As to any other matter said proxies shall vote in accordance with their best judgment.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 TAX-FREE FUND OF COLORADO CLASS-A

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

     1. Election of Trustees

     1)   Lacy B. Herrmann*; 2) Tucker Hart Adams; 3) Gary C. Cornia;
       4) Diana P. Herrmann*; 5) John C. Lucking; 6) Anne J. Mills; 7)
       J. William Weeks

          *interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________


      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  ABOVE
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.


     1.   Action on selection of KPMG LLP as independent auditors
               (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     3. Action on change of fundamental policy of the Fund
          (Proposal No.3 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     4. Action on change of Distribution Plan of the Fund
          (Proposal No.4 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

       5.   Action   on   change  of  investment   advisory   and
            administration agreement of the Fund
          (Proposal No.5 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     6. Action on change of sub-advisory agreement of the Fund
          (Proposal No. 6 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

   Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

D.  I plan to attend the annual meeting in Denver. [_]

G. I plan to attend the outreach meeting in Grand Junction. [_]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)


                     Aquilasm Group of Funds
 TAX-FREE FUND OF COLORADO CLASS-C

          PROXY FOR SHAREHOLDERS MEETING June 22, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of TAX-FREE FUND OF COLORADO (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, June 22, 2000 at the Lawrence C. Phipps Memorial Conference Center, University of Denver, 3400 Belcaro Drive, Denver, CO 80209 at 10:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.
     As to any other matter said proxies shall vote in accordance with their best judgment.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 TAX-FREE FUND OF COLORADO CLASS-C

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

    1.  Election of Trustees

     1)   Lacy B. Herrmann*; 2) Tucker Hart Adams; 3) Gary C. Cornia;
       4) Diana P. Herrmann*; 5) John C. Lucking; 6) Anne J. Mills; 7)
       J. William Weeks

          *interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________


      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  ABOVE
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.



     2.   Action on selection of KPMG LLP as independent auditors
               (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     3. Action on change of fundamental policy of the Fund
          (Proposal No.3 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     4. Action on change of Distribution Plan of the Fund
          (Proposal No.4 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

       5.   Action   on   change  of  investment   advisory   and
           administration agreement of the Fund
          (Proposal No.5 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     6. Action on change of sub-advisory agreement of the Fund
          (Proposal No. 6 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

Please indicate if you plan to attend one of the Shareholder
Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

     D.   I plan to attend the annual meeting in Denver [__]


     G.   I plan to attend the outreach meeting in Grand
     Junction [__]


PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)
                     Aquilasm Group of Funds
                TAX-FREE FUND OF COLORADO CLASS-Y

          PROXY FOR SHAREHOLDERS MEETING June 22, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of TAX-FREE FUND OF COLORADO (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, June 22, 2000 at the Lawrence C. Phipps Memorial Conference Center, University of Denver, 3400 Belcaro Drive, Denver, CO 80209 at 10:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.
     As to any other matter said proxies shall vote in accordance with their best judgment.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

 TAX-FREE FUND OF COLORADO CLASS-Y

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

     1. Election of Trustees

     1.   Lacy B. Herrmann*; 2) Tucker Hart Adams; 3) Gary C. Cornia;
       4) Diana P. Herrmann*; 5) John C. Lucking; 6) Anne J. Mills; 7)
       J. William Weeks

          *interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________


      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  ABOVE
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.



     2.   Action on selection of KPMG LLP as independent auditors
               (Proposal No.2 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     3. Action on change of fundamental policy of the Fund
          (Proposal No.3 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     4. (Class Y Shareholders do not vote on Proposal No. 4)

       5.   Action   on   change  of  investment   advisory   and
administration agreement of the Fund
          (Proposal No.5 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

     6. Action on change of sub-advisory agreement of the Fund
          (Proposal No. 6 in Proxy Statement)

          FOR [__]  AGAINST  [__]  ABSTAIN [__]

Please indicate if you plan to attend one of the Shareholder
Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

     D.   I plan to attend the annual meeting in Denver [__]


        G.   I plan to attend the outreach meeting in Grand
     Junction [__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)